UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 21, 2002


                                 SiriCOMM, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


        0-18399                                           62-1386759
------------------------                       --------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


             2900 Davis Boulevard, Suite 130, Joplin, Missouri 64804
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (417) 626-9961
               -------------------------------------------------
              (Registrant's telephone number, including area code)

                         Fountain Pharmaceuticals, Inc.
            505 South Westland Avenue, Suite D, Tampa, Florida 33606
                                  (813 248-0089
             -------------------------------------------------------
                   (Former name, address and telephone number)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         On November 21, 2002, as a direct result of the transactions referred to in Item 2 hereof, Henry P. (Hank) Hoffman, David N. Mendez, Kory S. Dillman and Tom Noland, shareholders and officers and directors of SiriCOMM, Inc., a Missouri corporation ("SiriCOMM - Missouri"), became "control persons" of the Registrant as that term is defined in the Securities Act of 1933, as amended. The status of Messrs. Hoffman, Mendez, Dillman and Noland arise from the issuance of an aggregate of 9,662,562 shares of the Registrant's common stock (approximately 99% of the total issued and outstanding shares) to the shareholders of SiriCOMM - Missouri. Additionally, with the consummation of the transactions referred to in Item 2, Mr. Brendon K. Rennert, the sole officer and director of the Registrant prior to the transaction described below, resigned his positions as an officer and director of the Registrant. Henry P. (Hank) Hoffman, David N. Mendez, Kory S. Dillman and Tom Noland were elected directors in his place and stead.

         The new Board of Directors then appointed the following officers:

         Henry P. (Hank) Hoffman    -     President and Chief Executive Officer

         David N. Mendez            -     Executive Vice President - Sales
                                            and Marketing

         Kory S. Dillman            -     Executive Vice President - Internet
                                            Business Development

         Tom Noland                 -     Executive Vice President -
                                            Administration, General Counsel
                                            and Secretary

         The following sets forth certain information concerning each of the Registrant's new directors and executive officers:

Henry P. (Hank) Hoffman, President, CEO and Chairman

         Mr. Hoffman co-founded SiriCOMM in January 2000 and has been its President, CEO and Chairman since SiriCOMM's inception. Mr. Hoffman has over twenty years experience in the transportation industry. From September 1, 1996 to January 21, 2000 Mr. Hoffman was President and Chief Operating Officer of Hook Up, Inc. of Joplin, MO, a small niche motor carrier. From 1990 to 1995 Mr. Hoffman was President and COO of Tri-State Motor Transit, the nation's largest transporter of munitions for the U.S. Government.

         Prior to his term at Tri-State, he served in several Operations/Management positions with both Schneider National, Inc. and Viking Freight System. As an industry leader he has been a Vice President of the American Trucking Associations, President and Chairman of the Board of the Munitions Carriers Conference, member of the Board of Directors of the National Automobile Transporters Association, and Forum Co-Chairman of the National Defense Transportation Association. Prior to his trucking industry career, Mr. Hoffman served as an officer in the United States Army Field Artillery for six years where he completed two command assignments. Mr. Hoffman earned a Bachelor of Science degree from the United States Military Academy, West Point, NY and a Master of Business Administration from the University of Wisconsin, Oshkosh, WI.

David N. Mendez, Executive Vice President - Sales and Marketing and a Director

         Mr. Mendez co-founded SiriCOMM in April 2000 and has been its Executive Vice President Sales and Marketing and a director since SiriCOMM's inception. Mr. Mendez has over nine years experience in telecommunications sales and marketing. Mr. Mendez's telecommunications expertise focuses on domestic and international data communication networks including Frame Relay and ATM infrastructures and Internet and intranet networks. From October 1998 to February 2000 he was National Sales Manager for DRIVERNet where he managed such national accounts as Ford, Kenworth, Peterbilt, Paccar Corporation, and Cue Paging. From 1995 to 1998 Mr. Mendez worked as a Major Account Manager for Sprint. Mr. Mendez graduated with a Bachelor of Science degree from Southwest Missouri State University, Springfield, MO.

Kory S. Dillman, Executive Vice President - Internet Business Development and a Director

         Mr. Dillman co-founded SiriCOMM in April 2000 and has been its Executive Vice President - Internet Business Development and a director since SiriCOMM's inception. From 1996 to 1999 Mr. Dillman was Creative Director for DRIVERNet. In that position he produced intranet and Internet applications for DRIVERNet and its customers. He developed specific web-based products for Ford, Volvo Trucks North America, Kenworth, Peterbilt, Ambest, Caterpillar Engines, Pilot, Petro Stopping Centers, and TravelCenters of America. Prior to joining DRIVERNet Mr. Dillman was Art Director for Wendfall Productions. In this position he managed development for Sony Music and Ardent Records. Mr. Dillman earned a Bachelor of Fine Arts degree from the University of Tulsa, Tulsa, OK.

Tom Noland, Executive Vice President - Administration, General Counsel, Secretary and a Director

         Mr. Noland joined SiriCOMM in November 2001 as its Executive Vice President - Administration, General Counsel and a Director. Mr. Noland was in private practice with the law firm of Spencer, Scott & Dwyer in Joplin for eleven years, focusing on the representation of business and banking clients in the areas of real estate transactions, creditors' rights and workers' compensation defense. Prior to joining SiriCOMM, he served as General Counsel to Hook Up, Inc. from 1997 through 2000. Mr. Noland received a Bachelor of Arts degree in history from Missouri Southern State College and a Juris Doctorate from the University of Tulsa.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of November 21, 2002, information concerning ownership of the Registrant's securities by (i) each director, (ii) each executive officer, (iii) each person known to the Registrant to be the beneficial owner of more than five percent, and (iv) all directors and executive officers as a group.

Name and Address of                     Amount and Nature of        Percentage
Beneficial Owner (1)                    Beneficial Ownership       of Class (2)
--------------------                    --------------------       ------------

Henry P. Hoffman                              5,762,303                59.0%
2900 Davis Boulevard, Suite 130
Joplin, Missouri 64804

David N. Mendez
2900 Davis Boulevard, Suite 130               1,098,331                11.3%
Joplin, Missouri 64804

Kory S. Dillman                               1,023,535                10.5%
2900 Davis Boulevard, Suite 130
Joplin, Missouri 64804

Tom Noland                                      295,250                 3.0%
2900 Davis Boulevard, Suite 130
Joplin, Missouri 64804

All Executives Officers and
   Directors as a Group
   (4 persons)                                8,179,419                83.8%
---------------------------
(1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and unless otherwise indicated, represents securities for which the beneficial owner has sole voting and investment power.
(2)      Based upon 9,762,234 shares issued and outstanding.

ITEM 2.  ACQUISITION AND DISPOSITION OF ASSETS

         On November 21, 2002, the Registrant completed the acquisition of all of the issued and outstanding shares of SiriCOMM - Missouri. Pursuant to the transaction, the Registrant issued an aggregate of 9,623,195 shares to the sixteen (16) shareholders of SiriCOMM - Missouri. An aggregate of 8,179,419 shares were issued to Henry P. (Hank) Hoffman (5,762,303), David N. Mendez (1,098,331), Kory S. Dillman (1,023,535) and Tom Noland (295,250), members of the Registrant's newly elected Board of Directors.

         The above described transaction was intended to qualify as a tax-free reorganization, within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended.

         In connection with this transaction, the Registrant agreed to issue shares of its common stock to Quest Capital Alliance LLC ("Quest") and Mr. Jeff Wasson ("Wasson") upon the conversion of an aggregate of $1,000,000 in convertible notes issued by SiriCOMM - Missouri to Quest ($500,000) and Wasson ($500,000). Pursuant to the terms of their respective convertible notes, Quest is entitled to 8.5% of the then outstanding shares of the Company and Wasson 7% of the then outstanding shares of the Company. Based on 9,762,234 shares outstanding, Quest would receive 829,790 shares upon their conversion and Wasson would receive 683,356 shares upon his conversion.

Information About SiriCOMM

         SiriCOMM was organized under the laws of the State of Missouri in April 2000. SiriCOMM's principal executive office is located at 2900 Davis Boulevard, Suite 130, Joplin, Missouri 64804. Its telephone number is (417) 626-9961.

         SiriCOMM is engaged in the development of broadband wireless applications service provider technologies serving the marine and highway transportation industries. SiriCOMM's current development activities include integrating multiple technologies including satellite communications, the Internet and intranets, wireless networking, and productivity enhancing software into commercially viable products and services for its target industries.

         SiriCOMM's patent pending network architecture enables subscribers to transmit data at speeds of 48,000 kilobits per second ("kbps") which is 20 to 100 times faster than other wireless solutions such as CDPD (19.2 kbps), GSM (9.6 kbps), CDMA2000-1XRTT (144 kbps) or Qualcomm's point to point mobile satellite solution(2 kbps). Moreover, SiriCOMM's unique software solutions leverage this ultra high-speed data network to deliver significant cost reduction and productivity improvement opportunities to users. From its central hub server co-located at the satellite teleport SiriCOMM will receive and transmit data on a "point to broadcast" high-speed network between multiple wireless local area networks installed in strategic locations. For a flat, low monthly fee subscribers will have access to a suite of productivity software, the Internet, e-mail, proprietary company intranet information, etc. The network will support multiple user devices to include 802.11b-compatible Palm OS(TM) wireless hand held devices and laptop computers for the most mobile subscribers. SiriCOMM's technologies are expected to become commercially available before the end of the year 2002.

Development of SiriCOMM's Business and Products

         Since SiriCOMM's inception in April of 2000, its founders have focused their efforts principally in three key areas - product development, pre-market demonstrations to potential customers, and the formation of critical industry alliances. The results of this disciplined approach are significant. First, a working prototype of the broadband wireless network and applications software was developed and refined into a highly marketable product. Patent applications are on file for the entire end-to-end system. Second, demonstrations of the prototype to qualified potential customers reaffirmed the feasibility of the network and the solid need for its unique services. SiriCOMM has made technical presentations to more than 30 communication, automobile, trucking and mobile technology companies during the last 24 months and has received favorable feedback at such demonstrations. Such demonstrations have produced a letter of intent from Christenson Transportation to utilize SiriCOMM's services and a letter of agreement from SmartStop to evaluate SiriCOMM's technology.

         The first generation of SiriCOMM products can significantly improve the availability, timeliness, and accuracy of communications and decision support tools for most of the nation's law enforcement agencies, yachts, and trucks that operate in North America. Ultimately, with minor modifications, the SiriCOMM products will be applicable in any industry requiring mobile communications from remote locations, such as recreational vehicles and construction sites.

         SiriCOMM intends to charge a monthly subscription fee of $49.95 per user per month for its services.

         The five principal components of the SiriCOMM service include:

         1. An I.E.E.E. 802.11 standard compatible wireless device (PC or Palm OS(TM)) for the users. The 802.11 is a wireless standard governed by the Institute of Electrical and Electronics Engineers that operates in the 2.4 Gh unregulated frequency spectrum;

         2. Wireless transmission and receiving equipment installed in strategic locations such as marinas, truck stops, weigh stations, and major shipper facilities;

         3.       Access to the AMC-6 geo-synchronous satellite;

         4.       Proprietary software processes and applications; and

         5. Broadband wireless channels that enable transmission of extremely large amounts of data at speeds 20 to 100 times faster than current wireless solutions.

         Users will be able to connect to the SiriCOMM network whenever they are within range (up to approximately one-half mile) of one of several planned access locations. SiriCOMM has test locations in Joplin, Missouri, Rock Hill, South Carolina, and near Columbia, Missouri and plans to activate additional locations near Oklahoma City, Oklahomaand El Paso, Texas within the next 30 days. While in range, the subscriber will have wireless, universal access to the Internet and to the marina, agency, or fleet intranet, if one exists. For a low, fixed monthly subscription fee subscribers will be able to communicate unlimited amounts of data and messages to their homes, offices, or client support centers using SiriCOMM's high-speed wireless network.

         At present SiriCOMM leases transponder access to the AMC-6 satellite on a month-to- month basis for $350 per month per ground location pursuant to an informal agreement with Cislunar, the satellite operator. The agreement with Cislunar is an oral agreement for month-to-month supply and purchase of transponder usage. Cislunar has accommodated SiriCOMM by reselling a very small amount of capacity to SiriCOMM on an as-needed basis and Cislunar is willing to continue to do so until SiriCOMM is in a position to build out its network. At that time, usage will likely increase substantially and both Cislunar and SiriCOMM recognize that a written agreement will need to be in place. SiriCOMM plans to enter into a formal agreement for monthly transponder usage when the system is offered commercially. At each ground location, the satellite receiver is linked to the 2.4 Ghz wireless network utilizing a local server and SiriCOMM's technology for rapidly cache and serve network requests. There are no limitations or special licenses required to operate local two-way data communications at 2.4Ghz wireless frequencies.

         SiriCOMM does not have a commercial network presently running implementing its wireless data transmission technology. It plans to build a network with the capacity to service up to 80,000 simultaneous users within 6 months of raising the needed capital. The construction of the initial network is estimated to cost $4-6 million and is expected to be financed by the private sale of the Company's securities following the SiriCOMM Acquisition. There are no firm commitments on anyone's part to invest in the Company and if the Company is unable to finance the acquisition through the private sale of its securities or other financing, the SiriCOMM technology may never be commercially sold. In addition, any sale of the Company's securities to finance the SiriCOMM technology will dilute the interest of existing shareholders in the Company.

Anticipated Accounting Treatment

         We expect to account for the SiriCOMM Acquisition as a recapitalization of the equity of SiriCOMM, which in principle is equivalent to the issuance of stock by SiriCOMM for the net monetary assets of the Company. We will apply this accounting treatment because the Company is a non-operating public shell and because SiriCOMM stockholders will own the majority of the outstanding common stock of the combined company following the transaction.

Research and Development

         The Company plans to finance research and development for SiriCOMM through the possible private sale of securities following the acquisition, although there are no present commitments or agreements concerning such financing presently. SiriCOMM plans to spend approximately $30,000 on additional research and development to improve and refine the previously developed suite of wireless applications.

Distribution

         SiriCOMM plans to rely on agents and value added resellers for its sales and distribution. At present, SiriCOMM has informal agreements with original equipment manufacturers, truck stop operators and other sales agents.

Competition

         SiriCOMM and countless other companies have developed many data transmission, location and network access products designed to meet the growing demand for communications services by businesses and government organizations that rely heavily on information technology. SiriCOMM's products will compete on the basis of product features, price, quality, reliability, brand name recognition, product breadth, developed sales channels, product documentation, product warranties and technical support and service. SiriCOMM believes that it will be generally competitive in each of these areas and that the data transmission speed provides competitive advantages. SiriCOMM's existing and potential competitors have significantly more financial, engineering, product development, manufacturing and marketing resources than it has. At present, there are no direct competitors to SiriCOMM's proposed products and services. Various businesses currently offer certain segments of SiriCOMM's comprehensive solution, but at much lower bandwidth, higher cost and/or with no software applications. There can be no assurance that competitors will not introduce comparable or superior products incorporating more advanced technology at lower prices, or that other changes in market conditions or technology will not adversely affect SiriCOMM's ability to compete successfully in the future.

Government Regulation and Industry Standards

         SiriCOMM's planned products and services are presently not regulated by the FCC or local governments. The regulatory process in the United States can be time-consuming and can require the expenditure of substantial resources. There can be no assurance that the FCC or state regulatory agencies will not seek to regulate the use of frequencies utilized by SiriCOMM's planned services of if such services are regulated, grant the requisite approvals for any of SiriCOMM's products on a timely basis, or at all. The failure of SiriCOMM's products to comply, or delays in compliance, with the various existing and evolving standards could negatively impact SiriCOMM's ability to sell its products. United States and state regulations regarding the manufacture and sale of modems and other data communications devices are subject to future change. We cannot predict what impact, if any, such changes may have on SiriCOMM's business.

         The foregoing description of the transactions is qualified in its entirety to the full text of the Securities Exchange Agreement which is being filed herewith as an Exhibit.


ITEM 5.  OTHER EVENTS

         In connection with the above described transactions, the Registrant's shareholders, by written consent, authorized and approved an amendment and restatement of the Registrant's Certificate of Incorporation which (a) changed the name of the Registrant to "SiriCOMM, Inc."; (b) combined the outstanding shares of Common Stock into a single class of Common Stock; (c) reverse split the outstanding shares of Registrant's Common Stock one-for-sixty (the "Reverse Split"); (d) decreased the par value of the Registrant's Common Stock resulting from the Reverse Split to $.001; (e) increased the number of shares of Common Stock the Registrant is authorized to issue to 50,000,000; and (f) increased the number of shares of Preferred Stock, $.001 par value, the Registrant is authorized to issue from 2,000,000 to 5,000,000.

         The shareholders also approved the adoption of the Registrant's 2002 Equity Incentive Plan.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         The Financial Statements required by Item 310 of Regulation S-B are stated in U.S. dollars and are prepared in accordance with U.S. Generally Accepted Accounting Principles. The following financial statements pertaining to SiriCOMM, Inc. will be filed as an amendment to this filing within 60 days of the filing date of this report.

         (a)      Financial Statements of business acquired:

                  SiriCOMM, Inc.
                                                                          Page


                  Independent Auditors' Report

                  Balance Sheets as of September 30, 2002 and 2001

                  Statements of operations for the years ended
                  September 30, 2002 and 2001

                  Statements of cash flows for the years ended
                  September 30, 2002 and 2001

                  Statements of stockholders' deficit for the years ended September 30, 2002 and 2001

                  Notes to Financial Statements

         (b)      Pro Forma Financial Information

                  Pro forma condensed combined balance sheet as of September 30, 2002

                  Pro forma condensed combined statement of operations for the year ended September 30, 2002

                  Pro forma condensed combined statement of stockholders' equity for the year ended September 30, 2002

                  Notes to pro forma condensed combined financial statements as of September 30, 2002.

         (c)      Exhibits

                  2.1 Securities Exchange Agreement dated as of April 5, 2002 between the Company and the holders of the common stock of SiriCOMM, Inc. (Missouri)

                  2.2 Amendment to Securities Exchange Agreement dated as of June 5, 2002 between the Company and the shareholders of SiriCOMM, Inc. (Missouri)

                  2.3 Amendment No. 2 to Securities Exchange Agreement dated as of November 21, 2002 between the Company and the shareholders of SiriCOMM, Inc. (Missouri)

                  4.1 $250,000 - 4% Convertible Promissory Note issued by SiriCOMM, Inc. to Quest Alliance Capital L.L.C. on April 5, 2002

                  4.2 $250,000 - 4% Convertible Promissory Note issued by SiriCOMM, Inc. to Quest Alliance Capital L.L.C. on November 16, 2001

                  4.3 $250,000 - 4% Convertible Promissory Note issued by SiriCOMM, Inc. to Jeff Wasson on April 5, 2002

                  4.4 $250,000 - 4% Convertible Promissory Note issued by SiriCOMM, Inc. to Jeff Wasson on November 16, 2001

                  4.5 $121,325 - 7% Note issued by SiriCOMM, Inc. to Southwest Missouri Bank dated July 20, 2002.

                  99.1 Amended and Restated Certificate of Incorporation of Fountain Pharmaceuticals, Inc. dated November 21, 2002, as filed in the office of the Secretary of State, State of Delaware on November 21, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    SIRICOMM, INC.



                                                     /s/ Henry P. (Hank) Hoffman
                                                    ----------------------------
                                                    Henry P. (Hank) Hoffman


Date:   December 3, 2002


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